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                                                                  Exhibit (99).1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. (S) 1350
                        AS ADOPTED PURSUANT TO (S) 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of BancTrust Financial Group, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "10-K"), I, W. Bibb Lamar, Jr., Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The 10-K fully complies with the requirements of (S) 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ W. Bibb Lamar, Jr.
                                        ----------------------------------------
                                        W. Bibb Lamar, Jr.
                                        Chief Executive Officer


March 31, 2003